                                                             EXHIBIT 10.4.1
                                 FIRST AMENDMENT TO
                             SECOND AMENDED AND RESTATED
                         MASTER LOAN RESTRUCTURING AGREEMENT


               THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LOAN RESTRUCTURING AGREEMENT (hereinafter called the "First Amendment") dated as of November 28, 1995 is by and between Atwood Deep Seas, Ltd., a Texas limited partnership (the "Partnership"), Texas Commerce Bank, National Association ("TCB"), CoMac Partners ("CoMac") and Chemical Bank ("Chemical"; collectively with TCB and CoMac, referred to as the "Banks") and Chemical Bank, as agent (in such capacity, the "Agent").


                                 W I T N E S S E T H:

               WHEREAS, the Partnership and the Banks entered into that certain Second Amended and Restated Master Loan Restructuring Agreement effective as of March 31, 1995 (the "Agreement") whereby, upon the terms and conditions therein stated, the Banks agreed to modify the terms of their loans to the Partnership as provided in the Agreement; and

               WHEREAS, the Partnership desires to re-document the Vessels (as defined in the Agreement) under the flag of the Republic of Panama, and the Banks have consented to same; and

               WHEREAS, the Partnership and the Banks mutually desire to amend certain aspects of the Agreement and related documents to reflect the above;

               NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                      ARTICLE I
                                    GENERAL TERMS

               1.1 Terms Defined in Agreement. As used in this First Amendment, except as may otherwise be provided in Section 1.02 hereof, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

               1.2  Amended  Definitions.   The following  terms  which are
          defined in the Agreement are amended in their entirety as follows:

                    "Agreement" shall mean the  Second Amended and Restated
               Master Loan Restructuring Agreement dated as of March 31, 1995, as amended by the First Amendment, as may be further amended, supplemented or otherwise modified from time to time.

                    "Eagle Mortgage" shall mean the Panamanian Indenture of
               First Naval Mortgage dated as of November 28, 1995 by the Partnership in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit C-3, attached to the First Amendment.

                    "Eagle Mortgage Amendment" shall mean the Amendment No.
               3 to First Preferred Ship Mortgage dated as of March 31, 1995, substantially in the form of Exhibit C-1.

                    "Eagle Vessel" shall mean that certain semi-submersible
               offshore drilling unit named the "ATWOOD EAGLE" (formerly known as the "Diamond M Eagle" and then the "Eagle"), Panamanian Provisional Patente No.24449-PEXT.

                    "EOI"  shall mean  Eagle  Oceanics,  Inc.,  a  Delaware
               corporation and wholly owned subsidiary of Atwood.

                    "Existing   Eagle  Mortgage"   shall  mean   the  First
               Preferred Ship Mortgage, made and dated August 4, 1982, by Diamond M Eagle, Ltd., a predecessor in interest to the Partnership, to Chemical, as amended by the First Amendment thereto dated April 26, 1988, Amendment No. 2 to First Preferred Ship Mortgage dated November 12, 1992, and the Eagle Mortgage Amendment.

                    "Existing  Hunter  Mortgage"   shall  mean  the   First
               Preferred Ship Mortgage, made and dated December 29, 1981, by Diamond M Hunter, Ltd., a predecessor in interest to the Partnership, to Chemical, as amended by the First Amendment thereto dated April 26, 1988, Amendment No. 2 to First Preferred Ship Mortgage dated November 12, 1992, and the Hunter Mortgage Amendment.

                    "Funding  Agreement" shall  mean the Third  Amended and
               Restated Funding Agreement dated as of March 31, 1995 among Atwood, the Partnership and the Partners, as amended by First Amendment to Third Amended and Restated Funding
               Agreement dated November 28, 1995, as may be further amended, supplemented or otherwise modified from time to time.

                    "Hunter Mortgage"  shall mean the  Panamanian Indenture
               of First Naval Mortgage dated as of November 28, 1995 by the Partnership in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit C-4, attached to the First Amendment.

                    "Hunter  Mortgage Amendment"  shall mean  the Amendment
               No.  3 to    First  Preferred  Ship  Mortgage  dated  as  of
               March 31, 1995, substantially in the form of Exhibit C-2.

                    "Hunter   Vessel"   shall  mean   that   certain  semi-
               submersible offshore drilling unit named the "ATWOOD HUNTER" (formerly known as the "Diamond M Hunter" and then the "Eagle"), Panamanian Provisional Patente No. 24452-PEXT.

                    "Partner  Mortgage Amendment"  shall mean  that certain
               Amendment No. 2 to Preferred Fleet Mortgage on the Hunter Vessel and the Eagle Vessel dated as of March 31, 1995 executed by the Partnership in favor of Atwood.

                    "Partner  Mortgages"  shall mean  the  AOI Mortgage  as
               defined in the Funding Agreement.

                    "Security Documents" shall  be the collective reference
               to the Restructure Security Agreement, the Intercreditor Agreement, the Mortgages, the Trust Indenture and any Transfer Notices delivered to the Agent.

               1.3 Additional Definitions. The following terms are hereby added as defined terms in the Agreement:

                    "Existing  Partner Mortgages"  shall mean  the Existing
               AOI Mortgage as defined in the Funding Agreement.

                    "First  Amendment"  shall   mean  that  certain   First
               Amendment  to  Second  Amended  and   Restated  Master  Loan
               Restructuring Agreement dated as of November 28, 1995.

                    "Indemnification  Agreement"  shall  mean that  certain
               Indemnification Agreement dated as of November 28, 1995 executed by Atwood, substantially in the form of Annex A attached to the First Amendment.

                    "Trust  Indenture" shall  mean the  Second  Amended and
               Restated Trust Indenture dated as of March 31, 1995 between the Partnership and Chemical as Vessel Trustee, substantially in the form of Exhibit H, as amended by the First Amendment to the Second Amended and Restated Trust Indenture dated November 28, 1995, as may be further amended, supplemented or otherwise modified from time to time.

               1.4 Confirmation and Extent of Changes. All terms which are defined in the Agreement shall remain unchanged except as specifically provided in Sections 1.02 and 1.03 of this First Amendment.

                                      ARTICLE II
                                REVISIONS TO AGREEMENT

               2.1 Existing Liens. Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

                    "2.1 Existing  Liens.  Except  with   respect  to   the
               Existing Eagle Mortgage and the Existing Hunter Mortgage which have been replaced by the Mortgages, the Partnership hereby confirms and acknowledges that without the necessity of further action by any party, the Existing Liens (a) are unimpaired and continue to be fully perfected security interests in favor of the Agent, and (b) continue to constitute collateral security for the Partnership's obligations to the Banks under this Agreement, the Term Notes and the other Restructuring Documents."

               2.2 Existing Documents Superseded. Section 2.3(e) of the Agreement is hereby amended to read in its entirety as follows:

                    "(e) On  the date  of  the First  Amendment, the  Liens
               created by the Existing Collateral Documents other than the Existing Eagle Mortgage and the Existing Hunter Mortgage shall be continued pursuant to the Restructure Security Agreement and the other Security Documents."

               2.3  Mortgages  Superseded.   The  following provisions  are
          hereby added as Sections 2.3(f) and (g) of the Agreement to read in their entirety as follows:

                    "(f) On the  date of the First  Amendment, the Existing
               Eagle Mortgage shall be superseded by the Eagle Mortgage and the Existing Hunter Mortgage shall be superseded by the Hunter Mortgage.

                    (g)  On the  date of the First  Amendment, the Existing
               Partner  Mortgages   shall  be  superseded  by  the  Partner
               Mortgages."

               2.4  Citizen Representation.   The last  sentence of Section
          6.1(a) of the Agreement is hereby deleted.

               2.5  Mortgages.   Section 6.1(b) of the  Agreement is hereby
          amended to read in its entirety as follows:

               "The Partnership has the power, and has taken all necessary action (including, without limitation, action under the Partnership Agreement and the TRLPA), (i) to execute, deliver and perform its obligations under the Agreement, the Term Notes, the Security Documents, the Assumption Agreement and each other Restructuring Document to which it is a party, and to perform under the Mortgages and the Restructuring Documents to which it is a party, (ii) to assign, and grant to the Agent for the benefit of the Banks, a valid first security interest in, the collateral described in the Restructure Security Agreement, and (iii) to grant first priority mortgages on the Vessels under the laws of the Republic of Panama pursuant to the Mortgages. Except for completion of all formalities to convert in due course, the Provisional Patente on each of the Vessels into a
               Permanent Patent, no consent, license, approval or authorization of, or registration or declaration with, any Person (including any Governmental Authority) is required in connection with (x) the execution and delivery of this Agreement, the Term Notes, the Security Documents, the Assumption Agreement and the other Restructuring Documents to which it is a party or (y) the performance of the

               Mortgages and the Restructuring Documents to which it is a party (other than those required in connection with the Mortgages and filings under the Uniform Commercial Code with respect to the collateral described in the Restructure Security Agreement) or (z) the validity or enforceability against the Partnership of the Mortgages, the Assumption Agreement and the Restructuring Documents to which it is a party, except such consents, authorizations, licenses, approvals, registrations and declarations which have been obtained or made and are in full force and effect."

               2.6  Mortgages.   Section 6.1(j) of the  Agreement is hereby
          amended to read in its entirety as follows:

                    "(j) Mortgages.   (i)  When each Mortgage has been duly
               executed by the Partnership and delivered to the Agent and duly recorded in the office listed on Schedule 4 hereto, each of the Mortgages will constitute a first priority mortgage on such Vessel in favor of the Agent for the benefit of the Banks named therein, having the effect and with the priority provided under the laws of the Republic of Panama."

               2.7  Insurance.   Section 8.4(c) of the  Agreement is hereby
          amended to read in its entirety as follows:

                    "(c)  at all times cause  each Vessel to  be insured to
               the  extent   required  by  the  terms   of  the  applicable
               Mortgage."

               2.8 Recorded Mortgages. The following provisions are hereby added as Sections 10.1(o), (p), (q), (r) and (s) of the Agreement as additional Events of Default to read in their entirety as follows:

                    (o)  The Agent  shall not have received  within fifteen
               (15) Business Days of the date the First Amendment is executed (i) an original of each Mortgage bearing evidence of recordation by the relevant Vessel Recording office reflected in Schedule 4 to this Agreement, and
               (ii) authenticated copies of documentation issued by the Republic of Panama indicating that each Vessel is owned by the Partnership free and clear of all mortgages or other encumbrances other than the relevant Mortgage and Partner Mortgages; or

                    (p)  The Agent shall  not have  received within  thirty

               (30) Business Days of the date the First Amendment is executed a Permanent [Reglamentary] Patente on the Eagle Vessel and the Hunter Vessel; or

                    (q) The Agent shall not have received by Closing, a certificate executed by the General Partner attaching a list of the trade accounts payable of the Partnership as of September 30, 1995 and certifying that all such accounts payable will be paid as provided in Section 10.1(s); or

                    (r) The Agent shall not have received by the forty-fifth (45th) day of the month following the month in which Closing occurs, a certificate executed by the General
               Partner attaching a list of the trade accounts payable of the Partnership as of the last day of the month in which Closing occurs and certifying that all such accounts payable will be paid within sixty (60) days; or

                    (s)  The Agent  shall not have  received within  thirty
               (30) days after the expiration of the sixty (60) day period in Section 10.1(r) above, a certificate executed by the General Partner certifying that all accounts payable on the lists delivered pursuant to Sections 10.1(q) and 10.1(r) above have been paid in full."

               2.9  Schedule  4.   Schedule 4  of the  Agreement  is hereby
          deleted and replaced with the Schedule 4 attached to this First Amendment.


                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

               3.1 Representations Repeated. The representations and warranties of Partnership contained in the Agreement (as modified by this First Amendment) are true and correct in all material respects at and as of the time of delivery of this First Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement or this First Amendment.

               3.2 Security Documents. All Security Documents to which the Partnership is a party shall secure the Term Notes and all of the indebtedness of Partnership to Banks represented by the Term Notes as such indebtedness is modified by this First Amendment, whether or not such Security Documents shall be expressly amended or supplemented in connection herewith.

               3.3 Compliance with Obligations. Partnership has performed and complied with all agreements and conditions contained in the Agreement and the Security Documents required to be performed or complied with by Partnership prior to or at the time of delivery of this First Amendment.

               3.4  No  Amendments.  Nothing  in Article III  of this First
          Amendment is intended to amend any of the representations or warranties contained in the Agreement.

                                      ARTICLE IV
                                      CONDITIONS

               4.1 Closing. The closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, commencing at 10:00 A.M., New York time, on November 28, 1995 or such other place or date as to which the

          Agent, the Banks and the Partnership shall agree.

               4.2 Conditions Precedent. Each of the parties hereto expressly acknowledges that each of the following conditions is integral to the effectiveness of the agreements of the Agent and the Banks herein and that no such agreement shall be effective until the documents or instruments delivered at the Closing by the Agent or any Bank prior to the completion of all such conditions in connection with or in furtherance of any such agreement shall be so delivered in escrow until each of the following conditions shall have been satisfied:

                    (a)  Agreements.  This First Amendment shall  have been
               duly executed and delivered by each of the parties hereto, and each of the following agreements, amendments or instruments shall have been duly executed and delivered by the respective parties thereto and shall not have been terminated and the conditions to the effectiveness of such agreements, amendments or instruments shall have been fulfilled:

                      (i)     the Mortgages;

                     (ii) First Amendment to Third Amended and Restated Funding Agreement;

                    (iii)     First   Amendment   to  Second   Amended  and
                              Restated Trust Indenture; and

                     (iv)     the Indemnification Agreement.

                    (b) Resolutions. The Agent shall have received resolutions, certified by the Secretary, Assistant Secretary or general partner, as the case may be, of each of the following corporations or limited partnerships, of the Board of Directors or partners (general and limited), as the case may be, of each of the following corporations or limited partnerships as to the following matters:

                         (i) of the Partnership authorizing the execution, delivery and performance of this First Amendment and the documents listed in 4.02(a) of this First Amendment to which it is a party;

                        (ii)   of   Atwood   authorizing   the   execution,
                    delivery   and   performance  of   the  Indemnification
                    Agreement; and

                       (iii) of each of AHC, AODC and EOI authorizing the execution, delivery and performance of the First Amendment to Third Amended and Restated Funding Agreement.

                    (c) Incumbency Certificates. The Agent shall have received a certificate of the Secretary or general partner, as the case may be, of each of the Partnership, Atwood, AHC, AODC and EOI certifying as to the incumbency and signature of each officer of such corporation authorized to sign the documents and agreements to which such corporation or limited partnership is a party (and each instrument referred to in such documents and agreements), together with evidence of the incumbency and signature of such Secretary or the person signing on behalf of such general partner, as the case may be.

                    (d)  Vessel Documents.  The Agent shall have received:

                         (i)   an  original  of   each  of  the  Mortgages,
                    executed and acknowledged by the Partnership;

                        (ii) authenticated copies of documentation issued by the Republic of Panama indicating that each Vessel is owned by the Partnership free and clear of all mortgages or other encumbrances other than the relevant Mortgage and Partner Mortgages; and

                       (iii)   an  original  of   the  Trust  Indenture  as
                    amended, executed by the Partnership.

                    (e) Legal Opinions. The Agent shall have received the following legal opinions, each dated as of the date of this First Amendment:

                         (i) an opinion of Griggs & Harrison, special counsel to the Partnership, substantially in the form of Annex B to this First Amendment;

                        (ii) an opinion of Griggs & Harrison, counsel to Atwood, AHC, AODC and EOI substantially in the form of Annex C to this First Amendment; and

                       (iii)   an  opinion   of  Benedetti   &   Benedetti,
                    Panamanian counsel to the Partnership, substantially in the form of Annex D to this First Amendment.

                    (f)  Financial Information.  The   Agent   shall   have
               received each of the financial statements referred to in subsection 6.1(f) of the Agreement, which statements substantially conform to the requirements of such subsection and shall be in form and substance satisfactory to the Agent.

                    (g)  Other Agreements/Matters.   The Partnership  shall
               have  duly and  validly  issued, executed  and delivered  to

               Banks this First Amendment and such other documents as the Agent may reasonably request in connection with the transactions contemplated by the Agreement in form and substance reasonably satisfactory to the Agent and its counsel.

               4.3 Release of Mortgages. The Partnership acknowledges and consents that the Agent shall not be required to release the Existing Eagle Mortgage or the Existing Hunter Mortgage unless and until the Agent has received the opinion of Panamanian counsel to the Partnership.


                                      ARTICLE V
                                    MISCELLANEOUS

               5.1 Amend Loan Documents. The Partnership and the Banks expressly agree that all documents and instruments executed in connection with the Term Notes and dated as of March 31, 1995, are hereby amended to reflect the terms of this First Amendment and the matters referred to herein.

               5.2 Extent of Amendments. Except as otherwise expressly provided herein, the Agreement, the Security Documents, and the other instruments and agreements referred to therein are not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect.

               5.3 References. On and after the date on which this First Amendment becomes effective, the terms, "this Agreement,"
          "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment.

               5.4 Counterparts. This First Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Partnership and the Agent.

               5.5 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE TERM NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               5.6  Severability.    The  invalidity  of any  one  or  more
          covenants, phrases, clauses, sentences or paragraphs of this First Amendment shall not affect the remaining portions of this First Amendment or any part hereof, and in case of any such invalidity, this First Amendment shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

               5.7 Release of Mortgages. By execution of this First Amendment, each of the Banks hereby authorizes and directs the Agent to release the Existing Eagle Mortgage and Existing Hunter Mortgage in connection with the re-documentation of the Vessels under the flag of the Republic of Panama.

               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                  ATWOOD DEEP SEAS, LTD.

                                                  By:      ATWOOD   HUNTER
          CO.,  General
                                                  Partner


                                                      By:   /s/  James   M.
          Holland
                                                          James M. Holland
                                                          Vice President

                                                      Address:   Same as
                                                             Subsection
          13.2   of  the
                                                  Agreement

                                                  CHEMICAL BANK
                                                  as Agent and as a Bank


                                                  By:   /s/   Charles    O.
          Freedgood
                                                      Charles O. Freedgood
                                                      Vice President

                                                  Address:   Same as
                                                          Subsection
          13.2   of    the
                                                  Agreement


                                                  TEXAS COMMERCE BANK,
                                                  NATIONAL ASSOCIATION


                                                  By: /s/ James A. Flynn

                                                      Name:       James  A.
          Flynn
                                                      Title:           Vice
          President

                                                      Texas      Commerce
          Bank  National
                                                  Association
                                                      712 Main Street
                                                      Houston, Texas  77001
                                                      Attn.:

                                                      Telecopy:

                                                      Telephone
          Confirmation:

                                                  COMAC PARTNERS


                                                  By: /s/ Paul J. Coughlin

                                                      Name:       Paul   J.
          Coughlin
                                                      Title:        General
          Partner
                                                      10 Glenville Street
                                                      Greenwich,
          Connecticut 06831